UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report: June 3, 2013


                               HINTO ENERGY, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)


              Wyoming                                   000-26317                               84-1384961
-------------------------------------             ----------------------             ---------------------------------
  (State or other jurisdiction of                   (Commission File                   (IRS Employer Identification
           incorporation)                                Number)                                 Number)

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                    7609 Ralston Road, Arvada, Colorado 80002
                    -----------------------------------------

               (Address of Principal Executive Offices) (Zip Code)


                                 (303)-647-4850
                                 --------------

               Registrant's telephone number, including area code



          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[    ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[    ]  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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        SECTION 4 - MATTERS RELATED TO ACCOUNTANTS & FINANCIAL STATEMENTS

Item 4.01 - Changes in Registrant's Certifying Accountant.

Borgers & Cutler, CPAs, PLLC formerly the independent registered public accountant for Hinto Energy, Inc. ("the Company") resigned as the Company's independent registered public accountant on June 3, 2013.

No audit committee exists, other than the members of the Board of Directors.

The  audits  for the  fiscal  years  ended  December  31,  2011 and 2010 and the cumulative period of January 1, 2012 through September 30, 2012, were handled by
Ronald  Chadwick,  PC. and through the date of  termination,  April 15, 2013, no disagreements exist with the former independent  registered public accountant on
any  matter  of  accounting   principles  or  practices,   financial   statement
disclosure,  internal control assessment, or auditing scope of procedure,  which disagreements if not resolved to the satisfaction of the former accountant would have  caused  them to make  reference  in  connection  with their  report to the subject of the disagreement(s).

..

                   SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

         (d) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

     Exhibit No.    Description
     -----------    -----------
     23.2           Letter of Borgers & Cutler, CPAs, PLLC, dated  June 3, 2013


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                                              HINTO ENERGY, INC.




                             By:      /s/ George Harris
                                          ---------------
                                          George Harris, Chief Executive Officer


 Date: June 4, 2013